SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549 FORM

8-K CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2016

Hammer Fiber Optics Holdings Corp.

(Exact name of registrant as specified in its charter)

Nevada	000-1539680	98-1032170
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

311 Broadway, Point Pleasant Beach, NJ 08742 (844) 413-2600

(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

The following discussion, in addition to the other information contained in this Current Report (“Report”), should be considered carefully in evaluating our prospects. This Report (including without limitation the following factors that may affect operating results) contains forward-looking statements regarding us and our business, financial condition, results of operations and prospects. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Report. Additionally, statements concerning future matters such as revenue projections, projected profitability, growth strategies, possible changes in legislation and other statements regarding matters that are not historical are forward-looking statements.

Forward-looking statements in this Report reflect the good faith judgment of our management and the statements are based on facts and factors as we currently know them. Forward-looking statements are subject to risks and uncertainties and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, those discussed in this Report. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Report. We undertake no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Report.

As used in this Report and unless otherwise indicated, the terms “we”, “us”, “our”, the “Company”, and, “HMMR” refer to Hammer Fiber Optics Holdings Corp.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2016, the Board of Directors appointed Messrs. Mark Stogdill, Michael Sevell, Don MacNeil and Dennis W. Doll to four vacant positions on the Company’s Board of Directors. Mr. Stogdill was also appointed Chief Executive Officer (CEO) and Executive Director in the place of Michael P. Cothill, who resigned as CEO and Secretary. There were no disagreements between the Company and Mr. Cothill concerning his resignation as CEO and Secretary, and Mr. Cothill maintains his other positions with the Company as Chairman, Executive Director, Treasurer and Director. In addition, James Pomposello was appointed Secretary.

Each of Messrs. Cothill, Stogdill, Sevell, MacNeil and Doll have served, and continue to serve, as Directors of Hammer Fiber Optic Investments Ltd. (“Hammer Fiber Investments”), our wholly owned subsidiary and operating company. Mr Cothill has served and continues to serve as Chairman and Executive Director of Hammer Fiber Investments. Mr. Stogdill has served and continues to serve as CEO and Executive Director of Hammer Fiber Investments and Mr. Pompoesllo serves as Secretary of Hammer Fiber Investments.

We believe that each of Michael Sevell, Don MacNeil and Dennis W. Doll are independent directors and, thus, that a majority of our board of directors is independent.

Mark Stogdill, CEO and Executive Director, Director

Mark Stogdill, age 35, has spent his professional career working in the fiber optic industry, having held several senior posts in engineering and construction firms that provided services to telecommunications companies. Mr. Stogdil established an advisory and construction firm known as Trantel prior to co-founding Hammer Fiber Investments. Mark has held the position of Head of Engineering for Fiber Engineering and Design, Inc. a primary construction and design vendor for Verizon, working on projects in the Middle Atlantic Region. Mr. Stogdill has served as consultant to a number of major telecommunications companies.

Mr. Stogdill was selected as a Director because of his knowledge, experience and reputation in the field of fiber optics and his general management experience.

Michael Sevell, Director

Michael Sevell, age 61, has experience in business start-ups including retail management, custom home design and construction. Mr. Sevell is presently an early stage investor in a number of companies. At age 25, Mr. Sevell participated in the start-up of Westfield Building Products Co. Inc., a retail building material supplier. He later founded Fieldstone Properties, a design and construction provider for high-end custom homes. In 2004, Mr. Sevell became CEO of Sevell’s Auto Body Company Inc., a family business located in New Jersey that was founded by his father. In 2006, he formed MGD Sevell Services Inc. to oversee the operation of his business interests.

Mr. Sevell was selected as a Director because of his knowledge, experience and reputation as a serial entrepreneur as well as his general management experience.

Don MacNeil, Director

Don MacNeil, age 51, has more than 25 years of telecommunications and information technology industry experience. Most recently, Mr. MacNeil was Chief Operating Officer of XO Communications. Previously, he was an officer in the United States Navy, where he developed and designed complex network systems. Don gained a Master’s Degree in Physics as a graduate of the United States Naval Academy, followed by an MBA from William and Mary. He currently serves as Chief Technology Officer of EdgeConnex.

Mr. MacNeil was selected as a Director because of his knowledge, experience and reputation in the field of telecommunications and networking and his general management experience.

Dennis W. Doll, Director

Dennis W. Doll, age 57, is presently the Chairman, President and CEO of Middlesex Water Company (NASDAQ:MSEX). He was previously Vice President and Controller of E’town Corporation. He has a B.A. in Accounting and Economics from Upsala and is a certified public accountant (CPA). Mr. Doll is Treasurer and a member of the Board of Trustees of the Water Research Foundation, as well as a Director and past Chairman of the New Jersey Utilities Association. He also serves as Director, and is immediate Past President, of the National Association of Water Companies. Mr. Doll is a member of the Advisory Committee of the New Jersey Climate Adaptation Alliance of Rutgers University and also serves on the Board of Directors of Raritan Bay Medical Center.

Mr. Doll was selected as a Director because of his broad management and accounting experience.

James Pomposello, Corporate Secretary

James Pomposello, age 60, has been in the accounting field for 35 years.  He is a graduate of Saint Francis College, Brooklyn, New York in 1981 with a B.S. Degree in Accounting, and from Keller Graduate School of Management in 2011 with a Master’s Degree specializing in forensic accounting.  Mr. Pomposello worked at the Federal Reserve Bank of New York for eleven years as a Senior Commissioned Bank Examiner.  He has also held positions as Director of Internal Audit and Chief Operating Officer, as well as consulting positions at the Federal Deposit Insurance Corporation and various private consulting organizations.  Mr. Pomposello is currently implementing and monitoring financial controls for Hammer Fiber Investments.

There are no understandings between the Company and any of Mr. Stogdill, Mr. Sevell, Mr. MacNeil, Mr. Doll or Mr. Pomposello concerning their respective appointments.

Neither Mr. Stogdill, Mr. Sevell, Mr. MacNeil, Mr. Doll, nor Mr. Po,posello has been involved in any of the following events within the past ten years:

(1)

A petition under the Federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

(2)

Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

(3)

Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

(i)

Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(ii)

Engaging in any type of business practice; or

(iii)

Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of Federal or State securities laws or Federal commodities laws;

(4)

Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (f)(3)(i) of this section, or to be associated with persons engaged in any such activity;

(5)

Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

(6)

Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(7)

Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

(i)

Any Federal or State securities or commodities law or regulation; or

(ii)

Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and- desist order, or removal or prohibition order; or

(iii)

Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(8)

Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Hammer Fiber Optics Holdings, Corp.

Dated: August 18, 2016

/s/ Michael Cothill

By: Michael Cothill

Its: Chief Executive Officer

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